SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 01, 2002


                           Baxtrom & Associates, Inc.
                          ____________________________
             (Exact Name of Registrant as Specified in its Charter)


      Nevada                         000-32753                  861024819
  ______________                    __________                ______________
(State or Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)              File Number)           Identification Number)

               8776 East Shea, Suite B3A323, Scottsdale, AZ 85260
                  _____________________________________________
               (Address of Principal Executive Offices) (Zip Code)


                                 (604) 602-9262
                                 ______________
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                       __________________________________
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

On February 1, 2002, the Board of Directors of the registrant appointed Theodore
K. Cantlon, Dr. Hongtao Zhang, Phd, Reinhard Schlect and Dr. Perry Wilson to the Board Directors to serve until there replacements are qualified and dully elected by the shareholders of the registrant. The newly elected Board of Directors then accepted the resignation of Kevin Ericksteen as President and Chief Executive Officer and Director and Deanna Olson as Secretary, Treasurer and Director. Theodore K. Cantlon was also elected President by the Board of Directors and Arno Ballman was appointed as the corporate Secretary and Treasurer.

(a)     Exhibits

       1. Baxstrom and Associates, Inc. letter to shareholders dated February 01, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Baxtrom & Associates, Inc.
                                                      (The Registrant)

                                                      /s/ Kevin Ericksteen
                                                      ------------------------
                                                          Kevin Ericksteen
                                                          Its: President